SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 17, 2004

                          MEASUREMENT SPECIALTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW  JERSEY                    001-11906               22-2378738
(STATE  OR  OTHER  JURISDICTION     (COMMISSION  FILE         (IRS EMPLOYER
      OF  INCORPORATION)                 NUMBER)            IDENTIFICATION NO.)



              710 RT 46 EAST, SUITE 206, FAIRFIELD NEW JERSEY 07004
              -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-3020


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 9.  REGULATION FD DISCLOSURE.


On May 17, 2003, the registrant issued the press release attached as Exhibit
99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          MEASUREMENT SPECIALTIES, INC.


Date:  May  21,2004             By: /s/ John  P.  Hopkins
                                       -----------------------------------
                                       John  P.  Hopkins
                                       CFO

                                  EXHIBIT INDEX

     EXHIBIT  NO.     DESCRIPTION
     -----------      -----------

     Exhibit 99.1 Press Release of Measurement Specialties, Inc. dated May 17, 2004.